UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 17, 2002



                                  Gartner, Inc.
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-14443



        Delaware                           04-3099750
        (State or other jurisdiction       (IRS Employer identification Number)
        of incorporation or organization)



        56 Top Gallant Road
        P.O. Box 10212
        Stamford, CT                                    06904-2212
        (Address of principal executive offices)        (Zip Code)




       Registrant's telephone number, including area code: (203) 316-1111


          (Former name or former address, if changed since last report)

Item 8. Change in Fiscal Year

     On October 17, 2002, Gartner, Inc.'s ("Gartner") Board of Directors changed Gartner's fiscal year end from September 30 to December 31. This change will take effect on December 31, 2002. Gartner will file a Form 10-K for the fiscal year ended September 30, 2002, and a Form 10-K transition report for the three-month period ended December 31, 2002.





                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   Gartner, Inc.

Date:    October 30, 2002                          /s/ Maureen E. O'Connell
                                                   --------------------------
                                                   Maureen E. O'Connell
                                                   Executive Vice President
                                                   and Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)